SECURED PROMISSORY NOTE

$1,200,000.00	December 2, 2024

FOR VALUE RECEIVED, Sky Quarry Inc., a Delaware corporation, having a business address at 707 W. 700 S., Suite 101, Woods Cross, UT 84087 (the “Maker” or “Company”), hereby promises to pay to KF Business Ventures, LP, a California limited partnership, or order (“Payee”), having a business address of 1520 Tower Grove Drive, Beverly Hills, CA 90210, or at such other place as Payee may from time to time designate to Maker in writing, the principal sum of ONE MILLION TWO HUNDRED THOUSAND and NO/100 DOLLARS ($1,200,000.00) (the “Principal Sum”), in lawful money of the United States of America, together with interest at the Interest Rate (as defined below) compounding annually on said Principal Sum or so much thereof as shall be outstanding hereunder from time to time, to be computed from and after December 2, 2024.  The Principal Sum of this note (“Note”) and all accrued interest hereunder shall be due and payable on the Maturity Date, defined below.

The “Interest Rate” shall be equal to one and one-half percent (1 ½%) per month.  Unless otherwise specified herein, interest shall be paid upon maturity.  Upon the occurrence of an Event of Default, the Interest Rate shall be increased to thirty percent (30%) per annum retroactive to December 2, 2024, until such time as the Event of Default has been cured.

The “Maturity Date” shall be March 2, 2025, however, the Company may prepay the Note at anytime without penalty, except that such prepayment must be accompanied by a payment of interest from the date of this Note until the Maturity Date at the Interest Rate.

This Note and the Principal Sum and any and all interest accrued and unpaid thereon shall be the obligation of Maker, and Payee shall be entitled to full recourse against Maker for performance and satisfaction of all obligations of Maker with respect hereto.  In addition, the obligations of Maker in respect of this Note and the Principal Sum and any and all interest accrued and unpaid thereon shall be secured by the solar turbines described below.

The Principal Sum, plus accrued interest shall be repaid out of proceeds from funds raised by the Company in the form of debt, equity or a combination thereof, provided the Company raises a minimum of $4 million (“Securities Offering”).  Proceeds received from the Securities Offering shall be used to repay any and all amounts outstanding under this Note in full.  In the event that the Note is paid in full prior to the Maturity Date, the entire amount of interest that would have been due and payable to Payee through the Maturity Date shall be paid to Payee.

Conversion Rights.  At any time on or after the date hereof, Payee may convert all or a portion of the outstanding principal and/or interest outstanding hereunder into shares of the Company’s common stock, par value $.0001 per share.  The conversion price shall be equal to $0.83 per share (“Conversion Price”).  In connection with any conversion of this Note, Payee shall complete the conversion notice attached hereto as Schedule A (“Conversion Notice”) and deliver the fully completed and executed Conversion Notice to the Company.  Upon the Company’s receipt of the Conversion Notice, the Company shall direct its transfer agent to issue such number of shares converted pursuant to the Conversion Notice to Payee within five (5) business days of its receipt of the Conversion Notice.  The Conversion Price shall be subject to adjustment in connection with any stock split effected by the Company.  All shares of common stock issued upon conversion hereof shall bear the following restrictive legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THAT EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Security.  The Company shall cause its wholly-owned subsidiary, 2020 Resources LLC, to pledge as security for the repayment of this Note the solar turbines (“Turbines”) described below, which are owned by 2020 Resources free and clear of any and all liens and encumbrances subject to and in accordance with a security agreement between the Company and 2020 Resources (the “Security Agreement”):

3.7 MW Solar Centaur 40 Natural Gas Turbine Power Generator #1

Model: GS1-CH-ID

Serial #: HG85093

3.7 MW Solar Centaur 40 Natural Gas Turbine Power Generator #1

Model: GS1-CH-ID

Serial #: HG85083

Notwithstanding anything to the contrary contained herein, the entire unpaid balance of the Principal Sum, together with all interest accrued and unpaid thereon and all other sums, if any, then due and payable by Maker to Payee hereunder, shall become due and payable, at Payee’s election and upon written notice to Maker of such election, if an Event of Default (as hereinafter defined) shall occur and be continuing under this Note.

The following shall constitute an “Event of Default”:

(i)Maker’s failure to pay all amounts due to Payee pursuant to the agreed upon allocation of the distribution of funds within two business days of Maker receiving funds from the Securities Offering in the minimum amount of $4 million;

(ii)Maker’s failure to pay all amounts due hereunder on the Maturity Date without regard to the success of the Securities Offering;

(iii)The commencement of any case, proceeding or other action relating to the bankruptcy or insolvency of Maker or Maker’s general inability to pay Maker’s debts as they become due; or

(iv)The occurrence of breach or default by 2020 Resources under the Security Agreement.

Maker, for itself and its successors and assigns, hereby waives presentment for payment, demand, notice of dishonor, protest, notice of protest and any other notice Maker may lawfully waive and any and all lack of diligence or delays in the collection or enforcement hereof, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisal, exemption and homestead rights now provided or which may hereafter be provided by any federal or state statute, including, but not limited to, exemptions provided or allowed under the Bankruptcy Reform Act of 1978, as amended, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

No failure on the part of Payee to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

The provisions of this Note shall be governed by and interpreted in accordance with the laws of the State of Utah applicable to agreements made and to be performed entirely within such State.  The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.   If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever  claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder.

All notices required or permitted by this Note to be given to any party shall be in writing and shall be delivered personally, or sent by certified mail, return receipt requested, or by Federal Express or similar overnight service, prepaid recorded delivery, addressed as follows:

If to the Maker:  to the address referenced above, and

If to Payee:  to the address referenced above,

and shall be deemed to have been duly given when so delivered personally or, if mailed or sent by overnight courier, upon delivery; provided, that a refusal by a party to accept delivery shall be deemed to constitute receipt.

The provisions of this Note shall bind Maker and Maker’s successors and assigns and inure to the benefit of Payee and its successors and assigns.

This Note may not be changed, amended, modified or discharged orally, but only by an instrument signed by Maker and Payee, and may be waived only by an instrument in writing signed by the party waiving compliance.

If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the 2nd day of December 2024.

SKY QUARRY INC.

By: /s/ David Sealock
Name: David Sealock
Title: CEO

SCHEDULE A - NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)

The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by SKY QUARRY INC. (“Borrower”) on December 2, 2024 into shares of Common Stock of Borrower according to the conditions set forth in such Note, as of the date written below.

Date of Conversion:__________________

Conversion Price:_______

Number of Shares

To Be Delivered:_____________________

Signature:___________________________

Print Name:_________________________

Address:____________________________________________

  ___________________________________________